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                                  EXHIBIT 23.2
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              [LETTERHEAD OF KPMG PEAT MARWICK LLP APPEARS HERE]



Independent Auditors' Consent

The Board of Directors
Dauphin Deposit Corporation

We consent to the use of our report incorporated herein by reference in the registration statement.

Our report refers to a change in the Corporation's accounting for mortgage servicing rights.


                                                       /s/ KPMG Peat Marwick LLP

Harrisburg, Pennsylvania
April 16, 1996